2018 DECLARATION OF AMENDMENT TO
QORVO, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN

THIS DECLARATION OF AMENDMENT, made the 13th day of February 2018, by Qorvo, Inc. (the “Company”), as sponsor of the Qorvo, Inc. Nonqualified Deferred Compensation Plan (the “Plan”).

R E C I T A L S :

It is deemed advisable to amend the Plan to comply with new regulations issued by the Department of Labor applicable to claims involving a determination of disability.

NOW, THEREFORE, it is declared that the Plan shall be and hereby is amended, effective as of April 1, 2018, by deleting Section 11.3 in its entirety and substituting therefor the following new Section 11.3:

“11.3    Claims and Review Procedures.

(a)Claims Procedures for Non-Disability Claims. If the Participant or his or her representative submit a written claim for a benefit under the Plan (other than a claim involving a determination of Disability by the Administrator) and the claim is denied in whole or in part, the Administrator will notify the Participant or his or her representative in writing of such denial within ninety (90) days after the claim is received, unless special circumstances require an extension of up to ninety (90) more days, in which case the Participant or his or her representative will be notified in writing of the extension, the special circumstances requiring the extension and the date by which the Administrator expects to render its decision. If the initial claim is denied, the Administrator will give the Participant or his or her representative written notice that includes:

•    The specific reason(s) for the denial;

•    References to the specific Plan provision(s) on which the denial was based;

•    A description of any additional material or information that is necessary to perfect the claim and an explanation of why such material or information is necessary; and

•    A description of the Plan’s procedures for appealing the denial and the time limits applicable to such procedures, including a statement regarding the Participant’s right to bring an action under Section 502(a) of ERISA following an adverse benefit determination on appeal.

If the Participant or his or her representative disagrees with the Administrator’s decision, they will have sixty (60) days from the receipt of the original denial notice to appeal the decision. This appeal must be in writing and sent to the Administrator.

The Participant or his or her representative has the right to review (upon request and at no charge) all documents and other information relevant to the claim and to submit written comments, documents and other information relating to the claim. Whether a document, record, or other information is relevant to a claim for benefits shall be determined by Section 2560.503-1(m)(8) of the Department of Labor Regulations. The Administrator will notify the Participant or his or her representative in writing of its decision within a reasonable period of time, but not later than sixty

(60) days after it receives the appeal, unless special circumstances require an extension of up to sixty (60) more days, in which case the Participant or his or her representative will be notified in writing of the extension, the special circumstances requiring the extension and the date by which the Administrator expects to render its decision. If the appeal is denied, the Administrator will give the Participant or his or her representative written notice that includes:

•    The specific reason(s) for the denial;

•    References to the specific Plan provision(s) on which the denial was based;

•    A statement that the Participant or his or her representative will be provided, upon request and free of charge, reasonable access to, and copies of, all documents and other information relevant to their claim (whether a document, record, or other information is relevant to a claim for benefits shall be determined by Section 2560.503-1(m)(8) of the Department of Labor Regulations); and

•    A statement regarding the Participant’s right to bring an action under Section 502(a) of ERISA.

The Participant shall have one year from the date the notice of the denial of the appeal to commence any action seeking judicial review of the denied claim. Failure to bring such an action within that period shall bar the claim. The Participant cannot bring an action until completing the claims and review procedures described in this subparagraph (a).

(b)Claims Procedures for Disability Claims. The procedures described in this subparagraph (b) do not apply if a third party (such as the Social Security Administration) rather than the Administrator makes the determination of Disability, in which case the claims procedures in subparagraph (a) shall apply. If the claim is a Disability claim subject to the procedures described in this subparagraph (b), the Administrator shall ensure that the Disability claim and any appeal are adjudicated in a manner designed to ensure the independence and impartiality of the persons involved in making the decision.

If the Participant or his or her representative submit a written claim for a benefit under the Plan that requires an independent determination of Disability by the Administrator and the claim is denied in whole or in part, the Administrator will notify the Participant or his or her representative in writing of such denial within forty-five (45) days after the claim is received. If, due to matters beyond the control of the Plan, the Administrator needs additional time to process a claim, the Participant or his or her representative will be notified, within forty-five (45) days after the Administrator receives the claim, of those circumstances and of when the Administrator expects to make its decision, but not beyond seventy-five (75) days from the date the claim is received. If, prior to the end of the extension period, due to matters beyond the control of the Plan, a decision cannot be rendered within that extension period, the period for making the determination may be extended for up to one hundred five (105) days from the date the claim is received, provided that the Administrator notifies the Participant or his or her representative of the circumstances requiring the extension and the date as of which the Plan expects to render a decision. The extension notice shall specifically explain the standards on which entitlement to a benefit on account of Disability is based, the unresolved issues that prevent a decision on the claim and the additional information needed from the Participant or his or her representative to resolve those issues, and the Participant or his or her representative shall be afforded at least forty-five (45) days within which to provide the specified information. If the initial claim is denied, the Administrator will give the Participant or his or her representative written notice in a culturally and linguistically appropriate manner (as described in Section 2560.503-1(o) of the Department of Labor Regulations) that includes:

•	The specific reason(s) for the denial;

•	References to the specific Plan provision(s) on which the denial was based;

•A description of any additional material or information that is necessary to perfect the claim and an explanation of why such material or information is necessary;

•A description of the Plan’s procedures for appealing the denial and the time limits applicable to such procedures, including a statement regarding the Participant’s right to bring an action under Section 502(a) of ERISA following an adverse benefit determination on appeal;

•A discussion of the decision, including an explanation of the basis for disagreeing with or not following:

(i)    The views presented by the Participant or his or her representative of health care professionals treating the Participant and vocational professionals who evaluated the Participant;

(ii)    The views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination; and

(iii)    A Disability determination regarding the Participant presented by the Participant or his or her representative to the Plan made by the Social Security Administration.

•If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the Participant’s medical circumstances, or a statement that such explanation will be provided free of charge upon request;

•Either the specific internal rules, guidelines, protocols, standards or other similar criteria of the Plan relied upon in making the adverse determination or, alternatively, a statement that such rules, guidelines, protocols, standards or other similar criteria of the Plan do not exist; and

•A statement that the Participant or his or her representative is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Participant’s claim for benefits. Whether a document, record, or other information is relevant to a claim for benefits shall be determined by Section 2560.503-1(m)(8) of the Department of Labor Regulations.

If the Participant or his or her representative disagrees with the Administrator’s decision, they will have one hundred eighty (180) days from the receipt of the original denial notice to appeal the decision. This appeal must be in writing and sent to the Administrator. Prior to such review of the denied claim, the Participant or his or her representative shall be given, free of charge, any new or additional evidence considered, relied upon, or generated by the Plan, insurer, or other person making the benefit determination in connection with the claim, or any new or additional rationale, as soon as possible and sufficiently in advance of the date on which the notice of adverse benefit determination on appeal is required to be provided, to give the Participant or his or her representative a reasonable opportunity to respond prior to that date.

The Administrator will notify the Participant or his or her representative in writing of its decision within a reasonable period of time, but not later than forty-five (45) days after it receives the appeal, unless special circumstances require an extension of up to forty-five (45) more days, in which case the Participant or his or her representative will be notified in writing of the extension, the special circumstances requiring the extension and the date by which the Administrator expects to render its decision.

The Participant or his or her representative shall be given the opportunity to submit issues and written comments to the Administrator, as well as to review and receive, without charge, all relevant documents, records and other information relating to the claim. In considering the appeal, the Administrator shall take into account all comments, documents, records and other information submitted by the Participant or his or her representative relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. Additional considerations shall be required in the case of a Disability claim. For example, the claim will be reviewed by an individual or committee who did not make the initial determination that is subject of the appeal, nor by a subordinate of the individual who made the determination, and the review shall be made without deference to the initial adverse benefit determination. If the initial adverse benefit determination was based in whole or in part on a medical judgment, the Administrator will consult with a health care professional with appropriate training and experience in the field of medicine involving the medical judgment. The health care professional who is consulted on appeal will not be the same individual who was consulted during the initial determination or the subordinate of such individual. If the Administrator obtained the advice of medical or vocational experts in making the initial adverse benefit determination (regardless of whether the advice was relied upon), the Administrator will identify such experts.

If the appeal is denied, the Administrator will give the Participant or his or her representative written notice in a culturally and linguistically appropriate manner (as described in Section 2560.503-1(o) of the Department of Labor Regulations) that includes:

•	The specific reason(s) for the denial;

•	References to the specific Plan provision(s) on which the denial was based;

•A statement that the Participant or his or her representative is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Participant’s claim for benefits (whether a document, record, or other information is relevant to a claim for benefits shall be determined by Section 2560.503-1(m)(8) of the Department of Labor Regulations);

•A statement of the Participant’s right to bring a civil action under ERISA Section 502(a) which shall describe any applicable contractual limitations period that applies to the Participant’s right to bring such an action, including the calendar date on which the contractual limitations period expires for the claim;

•A discussion of the decision, including an explanation of the basis for disagreeing with or not following:

(i)    The views presented by the Participant or his or her representative of health care professionals treating the Participant and vocational professionals who evaluated the Participant;

(ii)    The views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination; and

(iii)    A Disability determination regarding the Participant presented by the Participant or his or her representative to the Plan made by the Social Security Administration.

•If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the Participant’s medical circumstances, or a statement that such explanation will be provided free of charge upon request; and

•Either the specific internal rules, guidelines, protocols, standards or other similar criteria of the Plan relied upon in making the adverse determination or, alternatively, a statement that such rules, guidelines, protocols, standards or other similar criteria of the Plan do not exist.

A Participant or his or her representative must follow the claims review procedures described in this subparagraph (b) and exhaust his or her administrative remedies before taking any further action with respect to a Disability claim. If the Plan fails to strictly adhere to all the requirements of this subparagraph (b), the Participant or his or her representative is deemed to have exhausted the administrative remedies available under the Plan, and shall be entitled to pursue any available remedies under ERISA Section 502(a) on the basis that the Plan has failed to provide a reasonable claims procedure that would yield a decision on the merits of the claim, except where the violation was: (i) de minimis; (ii) non-prejudicial; (iii) attributable to good cause or matters beyond the Plan’s control; (iv) in the context of an ongoing good-faith exchange of information; and (v) not reflective of a pattern or practice of noncompliance. The Participant or his or her representative may request a written explanation of the violation from the Plan, and the Plan must provide such explanation within ten (10) days, including a specific description of its basis, if any, for asserting that the violation should not cause the administrative remedies to be deemed exhausted. If a court rejects the request for immediate review on the basis that the Plan met the standards for the exception, the claim shall be considered as re-filed on appeal upon the Plan’s receipt of the decision of the court. Within a reasonable time after the receipt of the decision, the Plan shall provide the Participant or his or her representative with notice of the resubmission.

The Participant shall have one year from the date the notice of the denial of the appeal or the Plan’s failure to strictly adhere to all of the requirements of this subparagraph (b) to commence any action seeking judicial review of the denied claim. Failure to bring such an action within that period shall bar the claim.”

IN WITNESS WHEREOF, this Declaration of Amendment has been executed on behalf of the Company as of the date and year first above written.

QORVO, INC.

/s/ ROBERT A. BRUGGEWORTH
Robert A. Bruggeworth President and CEO February 13, 2018